SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K/A

(Amendement No. 1)

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 5, 2005

SPECIALIZED HEALTH PRODUCTS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

                          0-26694                                                   93-0945003
                 (Commission file number)                               (IRS employer identification no.)

            585 West 500 South, Bountiful, Utah                                       84010
         (Address of principal executive offices)                                   (Zip code)

(801) 298-3360

(Registrant’s telephone number, including area code)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

a. Financial Statements of Businesses Acquired.

         Not applicable.

b. Pro Forma Financial Information.

         Not applicable.

c. Shell Company Transactions.

         Not applicable.

d. Exhibits.

       Number                                                   Description

        10.1          License Agreement, dated December 5, 2005. Incorporated by reference to Exhibit 10.2 of the
                      Company's Current Report on Form 8-K, dated December 5, 2005. Certain portions of the
                      Agreement were omitted from the exhibit pursuant to a request for confidential treatment and the confidential portions so omitted have been filed separately with the Commission.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                             SPECIALIZED HEALTH PRODUCTS INTERNATIONAL, INC.

Date: August 24, 2006                                        By   /s/ Jeffrey M. Soinski
                                                               Jeffrey M. Soinski
                                                               President, Chief Executive Officer, Director